EXHIBIT 10.19

                     AMENDED AND RESTATED STOCK OPTION PLAN
                        OF URSTADT BIDDLE PROPERTIES INC.

         1. Purpose. The purpose of the Amended and Restated Stock Option Plan of Urstadt Biddle Properties Inc. (the "Plan") is to provide a special incentive to selected key employees of Urstadt Biddle Properties Inc. (the "Corporation") to further the growth, development and financial success of the Corporation. The Plan is designed to accomplish this purpose by offering such employees a favorable opportunity to acquire shares of Common Stock and Class A Common Stock of the Corporation so that they will share in the success of the Corporation. Accordingly, the Corporation will grant options to purchase shares of Common Stock and Class A Common Stock of the Corporation to such key employees as are designated in accordance with the provisions of the Plan. These options may be incentive stock options ("statutory options"), as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or non-statutory options, or both. The Plan is also intended pursuant to Section 14, to reward Non-employee Directors for their contribution to the success of the Corporation.

         2. Administration. The Plan shall be administered by a Stock Option Committee (the "Committee") established by the Directors of the Corporation (the "Directors"). The Committee shall be comprised of not less than two persons, each member of which shall be a "non-employee director" within the meaning of Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and an outside director within the meaning of Section 162(m) of the Code, except that if the Directors determine that (i) they no longer intend for the Plan to satisfy the requirements of Rule 16b-3 (such that grants of options are not exempt from Section 16(b) of the Exchange Act), then the members of the Committee need not be "non-employee directors," or (ii) they no longer intend for the Plan to comply with the requirements of Section 162(m) of the Code, then the members of the Committee need not be "outside directors." Subject to the foregoing, the Directors may from time to time appoint members of the Committee in substitution for or in addition to members previously appointed, may fill vacancies in the Committee and may remove members of the Committee. The Committee shall select one of its members as its chairman and shall hold its meetings at such times and places as it shall deem advisable, including telephonic meetings. A majority of its members shall constitute a quorum and all determinations shall be made by a majority of such quorum. Any determination reduced to writing and signed by all of the members shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held. The Committee shall have discretionary authority, not inconsistent with the Plan, (a) to determine which key employees shall be granted options; (b) to determine whether the options granted to employees shall be statutory options (if such employees are eligible to receive statutory options) or non-statutory options, or both; (c) to determine the time or times when options shall be granted and the number of shares of Common Stock and Class A Common Stock to be subject to each option; (d) to determine the option price of the shares subject to each option; (e) to determine the time or times when each option becomes exercisable and the duration of the exercise period; (f) to prescribe the form or forms of the instruments evidencing any options granted under the Plan and of any other instruments required under the Plan and to change such forms from time to time; (g) to adopt, amend and rescind rules and regulations for the administration of the Plan and the options and for its own acts and proceedings; (h) to interpret and construe the provisions of the Plan; and (i) to decide all questions and settle all controversies and disputes which may arise in connection with the Plan, including the eligibility of an employee for benefits under the Plan and the amount thereof. All decisions, determinations and interpretations of the Committee shall be binding on all parties concerned.

         3. Participants. The Participants in the Plan shall be such key employees of the Corporation and its subsidiaries as may be selected from time to time by the Committee in its discretion as well as Non-employee Directors as provided in Section 14. Part-time as well as full-time employees shall be eligible to participate in the Plan, but Directors who are not full-time employees of the Corporation shall not be eligible except as provided in Section
14. No option may be granted to a person who is a member of the Committee at the time of grant, except as provided in Section 14. In any grant of options after the initial grant, employees who were previously granted options under the Plan may be included or excluded. Options may be granted under the Plan in replacement of options which were previously granted by the Corporation, and which have expired, terminated or have been cancelled for any reason.


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         4.  Limitations.  No  options  shall be  granted  under the Plan  after
January 1, 2009, but options theretofore granted may extend beyond that date. Subject to adjustment as provided in Section 12 of the Plan, the number of shares delivered upon the exercise of options granted under the Plan shall not exceed 824,093 shares of Common Stock of the Corporation and 743,003 shares of Class A Common Stock of the Corporation. To the extent that any option granted under the Plan shall expire, be cancelled, terminate unexercised (including a termination or cancellation by agreement between the Corporation and the optionee) or for any reason become unexercisable as to any shares subject thereto, such shares shall thereafter be available for further grants under the Plan, within the limit specified above.

         5. Shares To Be Delivered. Shares to be delivered upon the exercise of an option may constitute an original issue of authorized shares or may consist of previously issued shares acquired by the Corporation, as shall be determined by the Committee. The Committee and the proper officers of the Corporation shall take any appropriate action required for such delivery.

         6. Terms and Conditions of Options. Options granted under the Plan shall be subject to the following terms and conditions (except as provided in subsection (e) below and in Section 14) and to such other terms and conditions as the Committee shall determine to be appropriate to accomplish the purposes of the Plan:


                  (a) Number of Shares; Maximum Annual Limit. Each option shall specify the number of shares which may be purchased upon the exercise of the option, subject to adjustment as provided in Section 12 below. Notwithstanding any other provision of the Plan, the aggregate fair market value (determined as of the time of grant) of the shares with respect to which statutory options are exercisable for the first time by an employee during any calendar year (under the Plan and all other Plans of the Corporation and its parent and subsidiary corporations) shall not exceed $100,000. To the extent that the aggregate fair market value (determined at the time a statutory option is granted) of shares with respect to which statutory options are exercisable for the first time during any calendar year (under all plans of the Corporation and any subsidiary of the Corporation) exceeds $100,000, the excess shall be treated as a non-statutory option. The provisions of this subsection
         (a) with respect to statutory options shall be construed and applied in accordance with Section 422 of the Code and the regulations, if any, promulgated thereunder. Statutory options may be granted only to employees of the Corporation and any subsidiary of the Corporation. Notwithstanding any other provision of the Plan, the maximum number of shares with respect to which options may be granted to a "covered employee" (within the meaning of Section 162(m) of the Code) shall not exceed 1,000,000 per year.

                  (b) Option Price. The option price under each statutory option shall be determined by the Committee and shall be not less than 100 percent of the fair market value per share at the time the option is granted (110% for a Participant who, at the time of grant, owns shares possessing more than 10% of the total combined voting power of all classes of stock of the Corporation (a "10% Shareholder"). The option price of each share purchased pursuant to each option shall be paid in full at the time of such purchase in cash, by delivery of shares having a value (as determined by the Committee) equal to the option price, or a combination thereof as provided in Section 7 below; provided, however, that the Committee may in its discretion authorize the extension and maintenance of credit of the Corporation to Participants in the Plan as provided in subsection (e) below.


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                  (c) Period of Options.  Subject to the  provisions of the Plan with respect to death, retirement and termination of employment, the term of each option shall be for such period as the Committee shall determine as set forth in the applicable option agreement. The term of a statutory option shall not be greater than ten years from the date the statutory option is granted; provided, however that the term of a statutory option issued to a 10% Shareholder shall not be greater than five years from the date of grant.

                  (d)      Exercise of Options.
                           -------------------

                           (1) Each  option  shall be made  exercisable  at such
                  time or times, whether or not in installments, as the Committee shall prescribe at the time the option is granted. Except for Non-employee Director options granted pursuant to
                  Section 14, in the case of an option not immediately exercisable in full, the Committee may at any time accelerate the time at which all or any part of the option may be exercised. Notwithstanding its stated exercisability, each option shall become fully exercisable upon the occurrence of a Change of Control. For purposes of the Plan, the term Change of Control and the defined terms related to such term shall have the respective meanings set forth in Exhibit A to the Plan.

                           (2) In the case of options  intended to be  statutory
                  options, the instruments evidencing such options shall contain such provisions relating to exercise and other matters as are required of statutory options under the applicable provisions of the Code and Treasury Regulations, as from time to time in effect.

                           (3) A person  electing to  exercise  an option  shall
                  give written notice to the Corporation, as specified by the Committee, of such person's election and of the number of shares such person has elected to purchase, such notice to be accompanied by the instrument evidencing such option and any other documents required by the Committee, and shall at the time of such exercise tender the purchase price for such shares. If the notice of election to exercise is given by the executor or administrator of a deceased Participant, or by the person or persons to whom the option has been transferred by the Participant's will or the applicable laws of descent and distribution, the Corporation shall be under no obligation to deliver shares pursuant to such exercise unless and until the Corporation is satisfied that the person or persons giving such notice is or are entitled to exercise the option.

                           (4) No shares shall be delivered  upon exercise of an
                  option unless arrangements satisfactory to the Committee have been made for any required Federal or state income tax or other withholdings.

                  (e) Extension of Credit to Participants. Subject to the provisions of Part 221 of Title 12, Code of Federal Regulations, as from time to time in effect (herein called "Regulation U"), the Committee (i) may, generally, or in specific instances, authorize the extension and maintenance of credit by the Corporation, or (ii) may arrange for the extension or maintenance of credit by any person upon the same terms and conditions as those upon which the Corporation (under the provisions of Regulation U) may extend or maintain such credit to Participants under the Plan for the purpose of financing the exercise of options granted to such Participants under the Plan. Interest shall be charged on such credit extensions at a rate determined by the Committee.

                  (f) Replacement Options. The Corporation may grant options under the Plan on terms differing from those provided for in the foregoing provisions of this Section 6 where such options are granted in substitution for options held by employees of other corporations or entities who concurrently become employees of the Corporation as the result of a merger or consolidation of the employer (or a corporation controlling the employer) with the Corporation, or the acquisition by the Corporation of property or shares of the employer (or such controlling corporation). The Committee may direct that the substitute options be granted on such terms and conditions as the Committee considers appropriate in the circumstances.

         7. Payment for and Delivery of Shares. Shares which are subject to option shall be issued only upon receipt by the Corporation of full payment of the purchase price for the shares as to which the option is exercised. Such payment may consist, in whole or in part, of the proceeds of loans made by the Corporation to finance the acquisition of the shares pursuant to Section 6(e) above or the Committee may permit a person exercising an option to give irrevocable instructions to a broker-dealer acceptable to the Committee to sell shares of Common Stock or Class A Common Stock of the Corporation issuable upon exercise of the option and to remit the exercise price and any taxes due to the Corporation. A holder of an option shall have none of the rights of a shareholder until the shares are issued to such person. The purchase price shall be payable by the option holder to the Corporation either (i) in cash or by check, bank draft or money order payable to the order of the Corporation; or
(ii) through the delivery of shares of Common Stock or Class A Common Stock of the Corporation (duly owned by the option holder and for which the option holder has good title free and clear of any liens and encumbrances) having a fair market value equal to the purchase price; (iii) by a combination of cash and such shares as provided in (i) and (ii) above; or (iv) by an extension of credit as provided in Section 6(e) above. The fair market value of any shares of Common Stock or Class A Common Stock of the Corporation delivered in payment of the purchase price shall be determined in accordance with the applicable provisions of the Code or regulations issued thereunder, or in the absence of any such provisions or regulations, shall be deemed to be the last sale price regular way at which Common Stock or Class A Common Stock of the Corporation are traded on the day on which the option is exercised as reflected in the New York Stock Exchange Composite Transactions and reported in the Wall Street Journal or, if the Wall Street Journal is not published on the date in question, then in some other appropriate newspaper of general circulation, or, if there is no sale of Common Stock or Class A Common Stock of the Corporation on the day on which the option is exercised, then the last sale price regular way for such shares on such exchange at the close of the market on the last preceding date as so reported shall be deemed to be the fair market value of such Common Stock or Class A Common Stock of the Corporation ("Fair Market Value").

         The Corporation shall not be obligated to deliver any shares upon the exercise of an option unless and until, in the opinion of the Corporation's counsel, all applicable Federal and state laws and regulations have been complied with, nor, in the event the outstanding shares of Common Stock or Class A Common Stock of the Corporation are at the time listed upon any stock exchange, unless and until the shares to be delivered have been listed or authorized to be added to the list upon official notice of issuance upon such exchange, nor unless or until all other legal matters in connection with the issuance and delivery of shares have been approved by the Corporation's counsel. Without limiting the generality of the foregoing, the Corporation may require from the Participant or other person purchasing shares of Common Stock or Class A Common Stock of the Corporation under the Plan such investment representation or such agreement, if any, as counsel for the Corporation may consider necessary in order to comply with the Securities Act of 1933 and may require that the Participant or such other person agree that any sale of the shares will be made only in such manner as is permitted by the Committee and that such person will notify the Corporation when he makes any disposition of the shares whether by sale, gift or otherwise. The Corporation shall use its reasonable efforts to effect any such compliance and listing, and the Participant or other person shall take any action reasonably requested by the Corporation in such connection. A Participant or other person exercising an option shall have the rights of a shareholder only as to shares actually issued to him under the Plan.

8. Nontransferability of Options. No option may be transferred by the Participant otherwise than by will or by the laws of descent and distribution, and during the Participant's lifetime the options granted to the Participant may be exercised only by the Participant.

         9. Termination of Employment. For all purposes of the Plan, employment shall be deemed to have terminated on the date on which the employee-employer relationship between the Participant and the Corporation terminates for any reason. If the employment of a Participant terminates for any reason other than death, Disability (as defined in Section 10) or retirement with the consent of the Corporation, all options held by the Participant shall immediately terminate and may not thereafter be exercised; provided, however, that if the employment of a Participant terminates for any reason other than the Participant's dishonesty, irrespective of the occurrence of a Change of Control, any non-statutory option and any statutory option which is held by the Participant at the time of such termination, shall thereafter be exercisable, only to the extent vested or exercisable on the date of termination, for a period of ninety
(90) days (or one (1) year if the Participant's employment is terminated by reason of Disability) following such termination; provided, further, that any such option shall terminate if not vested or exercisable on the date of termination. Notwithstanding the foregoing, subject to Section 422 of the Code in the case of statutory options, for purposes of this Section 9 the employment relationship in respect of options held by a Participant shall be treated as continuing intact while the Participant is on military leave, sick leave or other bona fide leave of absence (such as temporary employment with the Government) if the period of such leave does not exceed ninety (90) days, or, if longer, so long as the Participant's right to re-employment is guaranteed either by statute or by contract. Where the period of leave exceeds ninety (90) days and where the Participant's right to re-employment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the ninety-first (91st) day of such leave.

         10. Death or Disability. If a Participant's employment shall terminate by reason of death or Disability, unless the applicable certificate or agreement provides otherwise, all outstanding options of any or all types granted pursuant to the Plan shall be exercisable, only to the extent vested or exercisable on the date of termination, by the Participant or, in the case of death, by the executor or administrator or the person or persons to whom the option is transferred by will or the applicable laws of descent and distribution; provided, that any such options shall terminate if not vested or exercisable at the date of termination or if not exercised with the time period specified in
Section 9. In no event, however, may any option be exercised after the expiration of ten years from the date such option is granted. "Disability" means, except as may otherwise be provided in any employment agreement to which such Participant is a party or as required by applicable law, any mental or physical illness, condition, disability or incapacity as shall (i) prevent the Participant from reasonably discharging his or her services and employment duties; (ii) be determined by the Directors, upon the advice of a qualified physician; and (iii) be continuing during any period of three consecutive months or for periods aggregating three months in any eighteen month period. A Disability shall be deemed to have occurred on the last day of such applicable three month period unless a longer period shall be required by applicable law.

         11. Retirement. If a Participant's employment shall terminate by reason of his or her retirement from the service of the Corporation with the consent of the Corporation, all outstanding options of any or all types granted pursuant to the Plan shall be exercisable, only to the extent vested or exercisable at the date of termination, by the Participant for a period of ninety (90) days after the date of termination, or such longer period as the Committee may allow, but in no event beyond the earlier of the expiration of the original exercise period of such option or five years after the date of termination. Any such options shall terminate if not vested or exercisable at the date of termination or if not exercised with the time period specified in this Section 11. In no event, however, may any option be exercised after the expiration of ten years from the date such option is granted. The Committee shall have authority to determine whether or not a Participant has retired from the service of the Corporation with the consent of the Corporation and its determination shall be binding on all concerned.

         12. Changes in Shares. In the event of a shares dividend, split-up or combination of shares, recapitalization or merger in which the Corporation is the surviving entity or other similar capital change, the number and kind of shares or securities of the Corporation subject to the Plan and to options then outstanding or to be granted thereunder, the maximum number of shares or securities which may be issued on the exercise of options granted under the Plan, the option price and other relevant provisions shall be appropriately adjusted by the Directors, whose determination shall be binding on all persons. In the event of a consolidation or a merger in which the Corporation is not the surviving entity, or in the event of a complete liquidation of the Corporation, all outstanding options shall thereupon terminate, provided that the Directors shall, at least twenty (20) days prior to the effective date of any such consolidation or merger, either (i) make all outstanding options immediately exercisable or (ii) arrange to have the surviving entity grant to the Participants replacement options on terms which the Directors determine to be fair and reasonable. Without limiting its general power of acceleration, the Committee may, in its sole discretion, at any time provide that options shall become immediately exercisable prior to or at any time subsequent to the acquisition by a person or entity or group of persons or entities of more than 50% of the Corporation's outstanding shares of Common Stock.

13. Employment Rights. The adoption of the Plan does not confer on any employee any right to continued employment with the Corporation, nor does it interfere in any way with the right of the Corporation to terminate the employment of any of its employees at any time.

14. Non-employee Directors. Notwithstanding anything to the contrary contained elsewhere herein (but subject to amendment as provided in Section 15):

                  (a) Eligible Directors and Grants. Each Director who is not a full-time employee of the Corporation ("Non-employee Director") shall be eligible for awards of options as hereinafter provided. [ The maximum number of shares available upon exercise of options awarded under this Section 14 shall not exceed an aggregate of 200,000 shares, consisting of 100,000 shares of Common Stock of the Corporation and 100,000 shares of Class A Common Stock of the Corporation.]

                  (b) Option Price. The option price under each option granted under this Section 14 shall be the Fair Market Value per share determined at the time the option is granted.

                  (c) Duration of Options. The latest date on which an option granted under this Section 14 may be exercised shall be the date which is ten years from the date the option was granted.

                  (d) Exercise of Options. Options granted under this Section 14 shall become fully exercisable one year after the date of grant or, if earlier, upon death, Disability or a Change of Control. If a Non-employee Director ceases to be a Non-employee Director for any other reason, any option granted under this Section 14 to such Non-employee Director may thereafter be exercised only to the extent it was exercisable immediately prior to the date such person ceased to be a Non-employee Director for a five year period beginning on such date (but in no event beyond 10 years from the date of grant).

                  (e) Section 14 Amendments. The provisions of this Section 14 may not be amended more than once every six months, other than to comport with changes in the Code, applicable securities laws, or the rules and regulations thereunder.

         15. Amendments. The Committee may at any time discontinue granting options under the Plan. The Directors may at any time amend the Plan or amend any outstanding option or options for the purpose of satisfying the requirements of any changes in applicable laws or regulations or for any other purpose which may at the time be permitted by law.

                   Exhibit A to Urstadt Biddle Properties Inc.
                     Amended and Restated Stock Option Plan

         "Change of Control" shall mean the occurrence of any one of the following events:

A. any person becomes the owner of 20% or more of the Corporation's Common Stock and thereafter individuals who were not Directors of the Corporation prior to the date such Person became a 20% owner are elected as Directors pursuant to an arrangement or understanding with, or upon the request of or nomination by, such Person and constitute at least two of the Directors; or

B. there occurs a change of control of the Corporation of a nature that would be required to be reported in response to Item la of Form 8-K pursuant to
     Section 13 or 15 under the Securities Exchange Act of 1934 (the "Exchange Act"), or in any other filing by the Corporation with the Securities and Exchange Commission (the "Commission"); or

C. there occurs any solicitation of proxies by or on behalf of any Person other than the Directors of the Corporation and thereafter individuals who were not Directors prior to the commencement of such solicitation are elected as Directors pursuant to an arrangement or understanding with, or upon the request of or nomination by, such Person and constitute at least two of the Directors; or

D. the Corporation executes an agreement of acquisition, merger or consolidation which contemplates that (i) after the effective date provided for in the agreement, all or substantially all of the business and/or assets of the Corporation shall be owned, leased or otherwise controlled by another corporation or other entity and (ii) individuals who are directors of the Corporation when such agreement is executed shall not constitute a majority of the board of directors of the survivor or successor entity immediately after the effective date provided for in such agreement; provided, however, for purposes of this paragraph (d) that if such agreement requires as a condition precedent approval by the Corporation's shareholders of the agreement or transaction, a Change of Control shall not be deemed to have taken place unless and until such approval is secured.

                  "Common Stock" shall mean the then outstanding shares of Common Stock of the Corporation plus, for purposes of determining the ownership of any Person, the number of unissued shares of Common Stock which such Person has the right to acquire (whether such right is exercisable immediately or only after the passage of time) upon the exercise of conversion rights, exchange rights, warrants or options or otherwise.

                  "Person" shall have the meaning used in Section 13(d) of the Exchange Act, as in effect on December 31, 1984. A Person shall be deemed to be the "owner" of any shares of Common Stock:

(a) of which such Person would be the "beneficial owner," as such term is defined in Rule 13d-3 promulgated by the Commission under the Exchange Act, as in effect on December 31, 1984; or

(b) of which such Person would be the "beneficial owner," as such term is defined under Section 16 of the Exchange Act and the rules of the Commission promulgated thereunder, as in effect on December 31, 1984; or

(c) which such Person or any of its Affiliates or Associates (as such terms are defined in Rule 12b-2 promulgated by the Commission under the Exchange Act, as in effect on December 31, 1984), has the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding upon the exercise of conversion rights, exchange rights, warrants or options or otherwise.